FINANCIAL INSTRUMENTS AND RELATED RISKS	12 Months Ended
Mar. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RELATED RISKS [Text Block]

16. FINANCIAL INSTRUMENTS AND RELATED RISKS

The Company's operations include the acquisition and commercialization of intellectual property in Canada and foreign jurisdictions. The Company examines the various financial risks to which it is exposed and assesses the impact and likelihood of occurrence. These risks may include credit risk, liquidity risk, currency risk, interest rate risk and other risks. Where material, these risks are reviewed and monitored by the Board of Directors. The Company's counterparty credit risk increased from the prior year as a result of the trade receivables and loan receivable in existence at year end.

a) Credit Risk

Counterparty credit risk is the risk that the financial benefits of contracts with a specific counterparty will be lost if a counterparty defaults on its obligations under the contract. This includes any cash amounts owed to the Company by those counterparties, less any amounts owed to the counterparty by the Company where a legal right of set-off exists and also includes the fair values of contracts with individual counterparties which are recorded in the consolidated financial statements.

i) Accounts receivable, other receivables and loan receivable

As the Company has commenced production and sales, it is exposed to credit risk with respect to its accounts receivable. The Company also issued a loan receivable during the prior year further increasing its exposure to credit risk. The Company manages its credit risk by reviewing and assessing credit exposure prior to facilities being committed to customers. Overall the Company's credit risk has not changed from the prior period. The Company's accounts and other receivables and loan receivable total $3,552,649 (2022: $3,606,164), representing the maximum exposure to credit risk from those financial assets. The loan receivable is secured by mortgages against properties held by the borrower which lowers the maximum exposure to credit risk.

ii) Cash and Cash Equivalents

In order to manage credit and liquidity risk, the Company's cash is held through a large Canadian Financial Institution and the Company invests only in highly rated investment grade instruments that are cashable or have maturities of three months or less.

b) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure. Accounts payable and accrued liabilities are due within the current operating period.

The following are the undiscounted amounts and contractual maturities of the Company's long-term debt and anticipated timing of settlements of its other financial liabilities as at March 31, 2023 and 2022:

Balance, as at March 31, 2023	< 1 year	1-2 years	> 2 years
	$	$	$
Accounts payable and accrued liabilities	1,292,474	-	-
Lease liability	129,264	151,129	333,727
Long-term debt	998,080	-	-

Balance, as at March 31, 2022	< 1 year	1-2 years	> 2 years
	$	$	$
Accounts payable and accrued liabilities	1,204,587	-	-
Lease liability	149,317	132,555	-
Long-term debt	950,930	998,070	-

c) Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The risk that the Company will realise a significant loss as a result of a decline in the fair market value of investments or items held within cash and cash equivalents is limited given that the majority have a relatively short maturity. The Company manages its interest rate risk with investments by investing the majority of funds in short-term investments and therefore is not exposed to significant fluctuations in interest rates. The Company believes that its interest rate risk is minimal.

d) Currency Risk

The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates. The functional and reporting currency of the Company is the Canadian dollar. The Company is involved with a number of foreign vendors in the United States of America. Changes in the currency exchange rates between the Canadian dollar relative to the U.S. dollar could have an effect on the Company's results of operations, financial position or cash flows. As a result, the Company is exposed to currency risk on these transactions. A 1% strengthening of the US dollar would affect net loss by approximately $28,000. The Company has not hedged its exposure to currency fluctuations as the exposure has been deemed to be minimal.

e) Fair Value of Financial Instruments
IFRS 7 establishes a fair value hierarchy that prioritizes the input to valuation techniques used to measure fair value as follows:

Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

As at March 31, 2023, the Company does not have any financial instruments recorded at fair value and that require classification within the fair value hierarchy.

The fair values of all of the Company's financial instruments approximate their carrying values.

f) Sensitivity Analysis

Based on management's knowledge and experience in the financial markets, the Company believes the following movements are "reasonably possible" over a twelve month period:

Temporary investments are invested in guaranteed investment certificates. Sensitivity to a plus or minus 1% change in rates, based on the current balance of temporary investments, would affect the net loss by approximately plus or minus $102,000 during a twelve-month period.